UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant  ☒      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

HILL-ROM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[The following communication was made available by Hill-Rom Holdings, Inc. on LinkedIn.]

Hillrom
81,039 followers
6h •

We are excited to announce that Hillrom has agreed to become part of Baxter International Inc., establishing a strong company dedicated to advancing the next generation of transformative, connected healthcare innovations. The transaction is subject to the approval of Hillrom shareholders and the satisfaction of other customary closing conditions, including regulatory approvals. Read more about our next chapter as we bring our vision of Advancing Connected Care™ to life! https://lnkd.in/eTGQMFsy

#Hillrom #Baxter

Baxter International Inc.
697,953 followers
7h •

We just announced an agreement to acquire Hillrom, which will bring together two leading medtech innovators to accelerate our shared vision to transform healthcare and advance patient care worldwide - from the hospital to ...see more

Advancing a common commitment to inclusion and corporate responsibility

[The following communication was made available by Hill-Rom Holdings, Inc. on LinkedIn.]

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Hillrom.  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  In connection with the proposed transaction, Hillrom will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx.

Participants in the Solicitation

Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction.  Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated.  Such factors, risks and uncertainties include:  (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.  Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.